                                                                   Exhibit 3.10a


                                                             -------------------
                                                             For office use only
                                                             -------------------
CERTIFICATE OF INCORPORATION                                 ACCOUNT NO.
STOCK CORPORATION
                                                             -------------------
[ILLEGIBLE]                                                  INITIALS
                                 STATE OF CONNECTICUT
   VOL 11171485                 SECRETARY OF THE STATE           [ILLEGIBLE]
                                                             -------------------

The undersigned incorporator(s) hereby form(s) a corporation under the Stock Corporation Act of the State of Connecticut:

1. The name of the corporation is: Connecticut Business Systems of Hartford, Inc.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows

      To engage in any lawful act or activity for which corporations may be formed under the laws of the State of Connecticut.

                                  (Continued)

3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof are as follows:

      5,000 shares of common stock having no par value

4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant or authority to the board of directors pursuant to Section 33-341. 1959 Supp. Conn. G.S., are as follows:

      None.

5. The minimum amount of stated capital with which the corporation shall commence business is One Thousand and 00/100 ($1,000.00) dollars (Not less than one thousand dollars)

6. (7) Other provisions

      None.

Dated at East Hartford, Connecticut this 21st day of June, 1988

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

 This certificate of incorporation must be signed by one or more incorporators

----------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)

1. Peter R. Wenzke                    2.                                    3.
----------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                 SIGNED (Incorporator)                 SIGNED (Incorporator)

1.                                    2.                                    3.
----------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)

4.                                    5.                                    6.
----------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                 SIGNED (Incorporator)                 SIGNED (Incorporator)

4.                                    5.                                    6.
----------------------------------------------------------------------------------------------------------------
                                                     FRANCHISE FEE   FILING FEE   CERTIFICATION FEE   TOTAL FEES
           For Office Use Only
                                                     $ 50-           $ 30 & 20    $                   $ 100
                 FILED                               -----------------------------------------------------------
                                                     SIGNED (For Secretary of the State)
              [ILLEGIBLE]
                                                                    cc plu  6/22/88
                                                     -----------------------------------------------------------
                                                     CERTIFIED COPY SENT ON (Date)       INITIALS

                                                     Rec                                 [ILLEGIBLE]
                                                     -----------------------------------------------------------
                                                     TO
                                                         Robinson & Coles  attn: Gary Scarpini
                                                     One Commercial Plaza, Hartford, CT 06102-3607
                                                     -----------------------------------------------------------
                                                     [ILLEGIBLE]          [ILLEGIBLE]           [ILLEGIBLE]

                                                     -----------------------------------------------------------

                                                             -------------------
                                                             For office use only
APPOINTMENT OF STATUTORY AGENT FOR SERVICE                   -------------------
DOMESTIC CORPORATION                                         ACCOUNT NO.
[ILLEGIBLE]
                                                             -------------------
VOL 1117                                                     INITIALS

TO: The Secretary of the State of Connecticut                -------------------

=======================================================================================================================
NAME OF CORPORATION

Connecticut Business Systems of Hartford, Inc.
-----------------------------------------------------------------------------------------------------------------------
                                            APPOINTMENT
-----------------------------------------------------------------------------------------------------------------------
The above corporation appoints as its statutory agent for service, one of the following:
-----------------------------------------------------------------------------------------------------------------------
NAME OF NATURAL PERSON WHO IS RESIDENT    BUSINESS ADDRESS                      ZIP CODE
OF CONNECTICUT
                                          Robinson & Cole
J. Thomas Vincent                         One Commercial Plaza, Hartford, CT    06103-3597

                                          -----------------------------------------------------------------------------
                                          RESIDENCE ADDRESS                     ZIP CODE

                                          19 Glen Hollow, West Hartford, CT     06117
-----------------------------------------------------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION           ADDRESS OF PRINCIPAL OFFICE IN CONN (If none, enter address of [ILLEGIBLE], statutory agent for services)

-----------------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION not Organized under   ADDRESS OF PRINCIPAL OFFICE IN CONN (If non, enter "Secretary of the State
the Laws of Conn *                        of Connecticut")

-----------------------------------------------------------------------------------------------------------------------
* When not [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------
                                           AUTHORIZATION
-----------------------------------------------------------------------------------------------------------------------
                           NAME OF INCORPORATOR (Print or Type)        SIGNED (Incorporator)              Date
    ORIGINAL
   APPOINTMENT             Peter R. Wenzke                             /s/ Peter R. Wenzke                June 21, 1988
                           ----------------------------------------------------------------------------
                           NAME OF INCORPORATOR (Print or Type)        SIGNED (Incorporator)
(Must [ILLEGIBLE] signed
    by authority
   of incoporation)        ----------------------------------------------------------------------------
                           NAME OF INCORPORATOR (Print or Type)        SIGNED (Incorporator)


-----------------------------------------------------------------------------------------------------------------------
                           NAME OF PRESIDENT, VICE PRESIDENT, OR SEC   SIGNED (President, or Vice         Date
    SUBSEQUENT                                                                 President, or Secretary)
   APPOINTMENT

-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                            ACCEPTANCE
-----------------------------------------------------------------------------------------------------------------------
Accepted       NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)        Signed (Notary Agent for service)

               J. Thomas Vincent                                          /s/ J. Thomas Vincent
=======================================================================================================================


                                                            -----------------------------------------------------------
           For Office Use Only                              FRANCHISE FEE   FILING FEE   CERTIFICATION FEE   TOTAL FEES

                   FILED                                    $               $            $                   $
                                                            -----------------------------------------------------------
                [ILLEGIBLE]                                 SIGNED (For Secretary of the State)


                                                            -----------------------------------------------------------
                                                            CERTIFIED COPY SENT ON (Date)       INITIALS


                                                            -----------------------------------------------------------
                                                            TO


                                                            -----------------------------------------------------------
                                                            [ILLEGIBLE]          [ILLEGIBLE]           [ILLEGIBLE]

                                                            -----------------------------------------------------------

                             CERTIFICATE OF MERGER

                                       OF

                       CONNECTICUT BUSINESS SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

                                 WITH AND INTO

                 CONNECTICUT BUSINESS SYSTEMS OF HARTFORD, INC.
                          (A CONNECTICUT CORPORATION)

      The undersigned, Connecticut Business Systems of Hartford, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Connecticut, and Connecticut Business Systems, Inc., a corporation duly organizing and existing under and by virtue of the laws of the State of Delaware, do hereby certify with respect to their merger, pursuant to and in accordance with Section 33-285, 33-367, 33-368 and 33-371 of the Connecticut Stock Corporations Act (Chapter 599 of the General Statutes of Connecticut), that:

      1. The names of the merging corporations are Connecticut Business Systems of Hartford, Inc., a Connecticut corporation, and Connecticut Business Systems, Inc., a Delaware corporation, and the surviving corporation is Connecticut Business Systems of Hartford, Inc., a Connecticut corporation.

      2. The name which the surviving corporation is to have after the merger is "Connecticut Business Systems, Inc."

      3. No changes in the certificate of incorporation of the surviving corporation are to be effected by the merger, other than the change of its name to "Connecticut Business Systems, Inc."

      4. A plan and agreement of merger with respect to the merger has been approved or adopted by both of the merging corporations in the manner and to the extent provided for in the applicable provisions of Chapter 599 of the General Statutes of Connecticut, said plan and agreement of merger as approved or adopted is on file at the principal place of business of the surviving corporation which is 265 Prestige Park Road, East Hartford, Connecticut 06108, and, in addition to complying with any other section of Chapter 599 of the General Statutes of Connecticut, the surviving corporation will furnish a copy of said plan and agreement of merger, on request and without cost, to any shareholder of any of the merging corporations.

      5. With respect to Connecticut Business Systems, Inc., a Delaware corporation, the shareholder vote required to adopt and approve the plan and agreement of merger was a majority of the outstanding shares of said corporation, the number of shares of said corporation outstanding and entitled to vote on the plan and agreement of merger was 1,000 shares, and all of the 1,000 shares were voted for the adoption and approval of the plan and agreement of merger.

      6. With respect to Connecticut Business Systems of Hartford, Inc., a Connecticut corporation, the shareholder vote required to adopt and approve the plan and agreement of merger was two-thirds of the outstanding shares of said corporation, the number of shares of said corporation outstanding and entitled to vote on the plan and agreement of merger was 200 shares, and all of said 200 shares were voted for the adoption and approval of the plan and agreement of merger.

      7. The date the merger shall become effective is July 1, 1988.

      8. We hereby declare, under the penalties of false statement, that the statements contained in this certificate are true.

      IN WITNESS WHEREOF, the undersigned merging corporations have caused this certificate to be executed by their duly authorized officers as of June 29, 1988.


Connecticut Business Systems               Connecticut Business Systems, Inc.
  of Hartford, Inc.                        (a Delaware corporation)
(a Connecticut corporation)


By /s/ Michael E. Shea                     By /s/ Michael E. Shea
   ----------------------------------         ----------------------------------
   Michael E. Shea                            Michael E. Shea
   President                                  President


By /s/ Peter R. Wenzke                     By /s/ Rebecca Shea
   ----------------------------------         ----------------------------------
   Peter R. Wenzke                            Rebecca Shea
   Secretary                                  Secretary


        FILED
STATE OF COMMECTICUT
     JUN 30  1988

     [ILLEGIBLE]